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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                      ------------------------------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      September 9, 1999                                     000-27078
---------------------------------                  -----------------------------
        Date of Report                                (Commission File Number)
(Date of earliest event reported)




                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                                       11-3136595
-------------------------------          ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)





                       135 Duryea Road, Melville, NY 11747
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (516) 843-5500
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     On September 9, 1999, Henry Schein, Inc. issued the press release filed as an Exhibit to this Current Report on Form 8-K with respect to the naming of Michael Racioppi, Vice President and General Manager of Henry Schein's direct marketing Medical Division, as interim President of Henry Schein's Medical Group. Mr. Racioppi succeeds Bruce J. Haber who resigned as President of Henry Schein's Medical Group and from Henry Schein's Board of Directors.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

      99. Press Release, dated September 9, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Henry Schein, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HENRY SCHEIN, INC.

                                       By: /s/Michael Ettinger
                                           -------------------------------------
                                           Name:   Michael Ettinger
                                           Title:  Vice President and Associate
                                                   General Counsel

Date:  September 9, 1999

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                                  EXHIBIT INDEX

DOC. NO.           DOCUMENT DESCRIPTION

99          Press Release, dated September 9, 1999.


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